SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 23, 2002


                             FORGENT NETWORKS, INC.
                           (formerly VTEL Corporation)

             (Exact name of registrant as specified in its charter)


      DELAWARE                            0-20008               74-2415696

(State or other jurisdiction of    (Commission File Number)   (IRS Employer
 incorporation or organization)                             Identification No.)



  108 Wild Basin Road
     Austin, Texas                                  78746
---------------------------------------- --------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (512) 437-2700.


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Item 2.  Acquisition or Disposition of Assets.
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         On January 23, 2002, Forgent Networks, Inc. (formerly VTEL Corporation)
(the "Company"), closed the sale (the "Sale") of substantially all of the assets used in its products division (the "Products Division") to VTEL Products Corporation ("Buyer"). As consideration (the "Consideration") for the Sale of the Products Division, the Company received $500,000.00 in cash, a subordinated promissory note in the principal amount of $966,896, due April 23, 2002, bearing interest at an annual rate of five percent (5%), a subordinated promissory note in the principal amount of $5,000,000, due July 23, 2007, bearing interest at an annual rate of five percent (5%), and 1,045,347 shares of common stock, par value $0.01 per share, of Buyer, representing 19.9% of Buyer's fully diluted equity. The Company's financial advisor, SWS Securities, Inc., rendered an opinion to the Company as to the fairness of the Consideration, from a financial point of view. In connection with sale of the Products Division, the Company and Buyer also entered into a general license agreement, pursuant to which Buyer was granted certain non-exclusive rights in and to certain patents, software, proprietary know-how and information of the Company that was used in the operation of the Products Division.

         Buyer is a newly formed company organized by Robert R. Swem, former Vice President --Manufacturing of the Products Division, and Daniel F. Nix and Richard P. Ford, who both are senior members of management of the Products Division, who associated themselves, through Buyer, to acquire the Products Division from the Company.

         The Sale is more fully described in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on December 19, 2001.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a)      Not applicable.

         (b)      Pro forma financial information.

                  The pro forma financial statements of the Company required by this Item 7(b) are not yet available. The Company expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report within 60 days after the date this Form 8-K Current Report is required to be filed with the Securities and Exchange Commission.

         (c)      Exhibits.

                  The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

                  2.1 Asset Purchase Agreement, by and between VTEL Corporation and VTEL Products Corporation, dated as of September 28, 2001 (incorporated by reference to Annex A of the Company's definitive proxy statement, filed with the Securities and Exchange Commission on December 19, 2001).

                  99.1 Press Release of Forgent Networks, Inc., dated as of January 24, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 6, 2002.


                                           FORGENT NETWORKS, INC.


                                           By:/s/ Richard N. Snyder
                                              ----------------------------------
                                              Richard N. Snyder
                                              Chief Executive Officer